Exhibit 4.1

ADOBE INC.

Officer’s Certificate

April 4, 2024

Reference is made to the Indenture, dated as of January 25, 2010 (the “Indenture”), by and between Adobe Inc. (the “Issuer”) and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”). Pursuant to Section 2.01 and Section 2.03 of the Indenture, the undersigned officer does hereby certify, in connection with the issuance by the Issuer of its $500,000,000 aggregate principal amount of 4.850% Notes due 2027 (the “2027 Notes”), its $750,000,000 aggregate principal amount of 4.800% Notes due 2029 (the “2029 Notes”) and its $750,000,000 aggregate principal amount of 4.950% Notes due 2034 (the “2034 Notes” and, together with the 2027 Notes and the 2029 Notes, the “Notes”), that the terms of the Notes are as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture.

2027 Notes

Title:	4.850% Notes due 2027

Issuer:	Adobe Inc.

Trustee, Registrar, Authenticating Agent and Paying Agent:	Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association

Aggregate Principal Amount at Maturity:	$500,000,000

Maturity Date:	April 4, 2027

Interest Rate:	4.850% per annum

Date from which Interest will Accrue:	April 4, 2024

Interest Payment Dates:	April 4 and October 4, commencing on October 4, 2024

Optional Redemption:	Prior to the 2027 Par Call Date (as defined below), the Issuer may redeem the 2027 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the 2027 Notes being redeemed, discounted to the redemption date (assuming that the 2027 Notes being redeemed matured on the 2027 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the form of 2027 Notes attached hereto as Exhibit A), plus 10 basis points, less (b) interest accrued to, but not including, the date of redemption; and

(ii)100% of the principal amount of the 2027 Notes being redeemed,

plus, in either case, accrued and unpaid interest on the principal amount of the 2027 Notes being redeemed to, but not including, the redemption date.

On or after the 2027 Par Call Date, the Issuer may redeem such 2027 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2027 Notes being redeemed, plus accrued and unpaid interest on the 2027 Notes being redeemed to, but not including, the redemption date.

“2027 Par Call Date” means March 4, 2027 (one month prior to the maturity date of the 2027 Notes).

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and multiples of $1,000 thereafter

Miscellaneous:	The terms of the 2027 Notes shall include such other terms as are set forth in the form of 2027 Notes attached hereto as Exhibit A and in the Indenture.

2029 Notes

Title:	4.800% Notes due 2029

Issuer:	Adobe Inc.

Trustee, Registrar, Authenticating Agent and Paying Agent:	Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association

Aggregate Principal Amount at Maturity:	$750,000,000

Maturity Date:	April 4, 2029

Interest Rate:	4.800% per annum

Date from which Interest will Accrue:	April 4, 2024

Interest Payment Dates:	April 4 and October 4, commencing on October 4, 2024

Optional Redemption:

Prior to the 2029 Par Call Date (as defined below), the Issuer may redeem the 2029 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the 2029 Notes being redeemed, discounted to the redemption date (assuming that the 2029 Notes being redeemed matured on the 2029 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the form of 2029 Notes attached hereto as Exhibit B), plus 10 basis points, less (b) interest accrued to, but not including, the date of redemption; and

(ii)100% of the principal amount of the 2029 Notes being redeemed,

plus, in either case, accrued and unpaid interest on the principal amount of the 2029 Notes being redeemed to, but not including, the redemption date.

On or after the 2029 Par Call Date, the Issuer may redeem such 2029 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2029 Notes being redeemed, plus accrued and unpaid interest on the 2029 Notes being redeemed to, but not including, the redemption date.

“2029 Par Call Date” means March 4, 2029 (one month prior to the maturity date of the 2029 Notes).

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and multiples of $1,000 thereafter

Miscellaneous:	The terms of the 2029 Notes shall include such other terms as are set forth in the form of 2029 Notes attached hereto as Exhibit B and in the Indenture.

2034 Notes

Title:	4.950% Notes due 2034

Issuer:	Adobe Inc.

Trustee, Registrar, Authenticating Agent and Paying Agent:	Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association

Aggregate Principal Amount at Maturity:	$750,000,000

Maturity Date:	April 4, 2034

Interest Rate:	4.950% per annum

Date from which Interest will Accrue:	April 4, 2024

Interest Payment Dates:	April 4 and October 4, commencing on October 4, 2024

Optional Redemption:

Prior to the 2034 Par Call Date (as defined below), the Issuer may redeem the 2034 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the 2034 Notes being redeemed, discounted to the redemption date (assuming that the 2034 Notes being redeemed matured on the 2034 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the form of 2034 Notes attached hereto as Exhibit C), plus 10 basis points, less (b) interest accrued to, but not including, the date of redemption; and

(ii)100% of the principal amount of the 2034 Notes being redeemed,

plus, in either case, accrued and unpaid interest on the principal amount of the 2034 Notes being redeemed to, but not including, the redemption date.

On or after the 2034 Par Call Date, the Issuer may redeem such 2034 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2034 Notes being redeemed, plus accrued and unpaid interest on the 2034 Notes being redeemed to, but not including, the redemption date.

“2034 Par Call Date” means January 4, 2034 (three months prior to the maturity date of the 2034 Notes).

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and multiples of $1,000 thereafter

Miscellaneous:	The terms of the 2034 Notes shall include such other terms as are set forth in the form of 2034 Notes attached hereto as Exhibit C and in the Indenture.

1.	Solely with respect to the Notes, the first paragraph of Section 2.05 of the Indenture shall be amended and restated as follows:

“Section 2.05. Execution of Securities. The Securities shall be signed in the name of the Issuer by any one of its chairman of the Board of Directors, chief executive officer, chief financial officer, principal accounting officer, treasurer, president, any vice president or general counsel. Such signature may be the manual or facsimile signature of the present or any future such officer. Typographical and other minor errors or defects in any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.”

2.	Solely with respect to the Notes, the following paragraph shall be added to Section 2.13 (Global Securities) as the last paragraph of such section:

“In connection with any proposed exchange of Securities in definitive registered form for a Global Security, the Depositary shall provide to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may conclusively rely on information provided to it in writing by the Depositary and shall have no responsibility to verify or ensure the accuracy of such information.”

3.	Section 3.06 (Limitation on Liens) of the Indenture shall not be applicable to the Notes.

4.	Section 3.07 (Limitation on Sale and Lease-Back Transactions) of the Indenture shall not be applicable to the Notes.

5.	Solely with respect to the Notes, the first paragraph of Section 4.01 of the Indenture shall be amended and restated as follows:

“Section 4.01. Event of Default; Acceleration of Maturity; Waiver of Default.

An “Event of Default” under each series of Securities means the occurrence of one or more of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)

default in the payment of any installment of interest upon the Securities of the applicable series as and when the same shall become due and payable, and continuance of such default for a period of 30 days or more;

(b)

default in the payment of the principal or premium, if any, on the Securities of the applicable series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise;

(c)

default in the performance, or breach, of any covenant in the Officer’s Certificate or Indenture governing the applicable series of Securities (other than defaults specified in clause (a) or (b) above), and continuance of such default or breach for a period of 90 days or more after either the Issuer receives written notice from the Trustee, or the Issuer and a Responsible Officer of the Trustee receive notice from the Holders of at least 25% in aggregate principal amount of the Securities of the applicable series affected that is then Outstanding (all such series voting together as a single class) thereby, specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder;

(d)

a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its Property or ordering the winding up or liquidation of the affairs of the Issuer, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(e)

the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its Property, or make any general assignment for the benefit of creditors.

6.	Solely with respect to the Notes, the first paragraph of Section 9.01 of the Indenture shall be amended and restated as follows:

“Section 9.01. Satisfaction and Discharge of Indenture.

The Issuer may terminate its obligations under the Indenture with respect to a series of Securities when:

(a)

either: (i) all the Securities of such series issued that have been authenticated and delivered have been accepted by the Trustee for cancellation (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.09); or (ii) all the Securities of such series issued that have not been accepted by the Trustee for cancellation have become due and payable, or are by their terms to become due and payable within one year, or the Issuer has made irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by such Trustee in the Issuer’s name, and at the Issuer’s expense, and the Issuer has irrevocably deposited or caused to be deposited with the Trustee sufficient funds to pay and discharge the entire indebtedness on such series of Securities to pay principal, interest and any premium (a “discharge”);

(b)	the Issuer has paid or caused to be paid all other sums then due and payable under the Indenture with respect to such series; and

(c)

the Issuer has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent under the Indenture relating to the satisfaction and discharge of the Indenture with respect to such series have been complied with.”

7.	Solely with respect to the Notes, Section 10.08 of the Indenture shall be amended and restated as follows:

“Section 10.08. Governing Law and Waiver of Jury Trial.

The Indenture and each Security shall be governed by and construed in accordance with the laws of the State of New York. EACH OF THE ISSUER, THE HOLDERS AND THE TRUSTEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.”

8.	Solely with respect to the Notes, Section 11.02 of the Indenture shall be amended and restated as follows:

“Section 11.02. Notice of Redemption; Partial Redemptions.

Notice of redemption to the Holders of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days and not more than 60 days prior to the date fixed for redemption to such Holders of such series at their last addresses as they shall appear upon the Register. Any notice which is mailed or transmitted in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail or electronic delivery (or otherwise transmitted in accordance with the Depositary’s procedures), or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

The notice of redemption to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, any condition precedent to such redemption, that payment will be made upon presentation and surrender of such Securities, that interest accrued to, but not including, the date fixed for redemption will be paid as specified in such notice and that on and after said date (subject to the satisfaction of any conditions precedent provided in the notice of redemption) interest on the Securities to be redeemed or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that, subject to the satisfaction of any conditions precedent provided in the notice of redemption, on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

The notice of redemption of Securities of any series to be redeemed shall be prepared and given by the Issuer or, at the Issuer’s request, prepared by the Issuer and given by the Trustee in the name and at the expense of the Issuer; provided, however, that the Issuer shall have delivered to the Trustee at least 5 days prior to the date that such notice is to be delivered (or such shorter period as is acceptable to the Trustee), an Officer’s Certificate requesting that the Trustee give such notice and setting forth the information to be stated in the notice, as provided in the preceding paragraph.

If less than all the Securities of a series are to be redeemed, the Securities to be redeemed shall be selected pro rata, by lot or by such other method as the Trustee deems appropriate and fair. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. No Securities of a principal amount of $2,000 or less will be redeemed in part. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of the Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed. For so long as the Securities are held by the Depositary, the redemption of the Securities shall be done in accordance with the policies and procedures of the Depositary.

Any notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a refinancing transaction or other corporate transaction. In addition, if a redemption is subject to satisfaction of one or more conditions precedent, the Issuer may, in its discretion, delay the redemption date until such time as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the redemption date, or by the redemption date so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two (2) Business Days prior to the redemption date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Securities in the same manner in which the notice of redemption was given.

At least one Business Day prior to the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.03) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to, but not including, the date fixed for redemption.”

9.	Solely with respect to the Notes, Section 11.03 of the Indenture shall be amended and restated as follows:

“Section 11.03. Payment of Securities Called for Redemption.

Subject, in each case, to the satisfaction of any conditions precedent provided in the notice of redemption, if notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under the Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, subject, in each case, to the satisfaction of any conditions precedent provided in said notice of redemption, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any payment of interest becoming due on or before the date fixed for redemption shall be payable to the Holders of such Securities registered as such on the relevant record date.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by the Security.

Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.”

Subject to the representations, warranties and covenants described in the Indenture, as amended or supplemented from time to time, the Issuer shall be entitled, subject to authorization by the Board of Directors of the Issuer and an Officer’s Certificate, to issue additional notes from time to time (“Additional Notes”), without the consent of Holders, under each series of Notes issued hereby. Any such Additional Notes shall have identical terms as the applicable series of Notes issued hereby, other than with respect to the date of issuance, the issue price, the payment of interest accrued prior to the issue date of such Additional Notes and the first payment of interest following the issue date of such Additional Notes; provided that such Additional Notes will be fungible with the applicable series of Notes for U.S. federal income tax purposes. Any Additional Notes will be issued in accordance with Section 2.03 of the Indenture.

Such Officer has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officer’s Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Issuer. In such Officer’s opinion, such Officer has made such examination or investigation as is necessary to enable such Officer to express an informed opinion as to whether or not the covenants and conditions of such Indenture relating to the issuance, authentication and delivery of the Notes have been complied with. In such Officer’s opinion, such covenants and conditions relating to the issuance, authentication and delivery of the Notes have been complied with.

The parties may sign any number of copies of this Officer’s Certificate (or any document executed in connection with this Officer’s Certificate, except for the Notes) by manual, facsimile or electronic signature. Each signed copy shall be an original, but all of them together represent the same agreement. Signatures of the parties hereto with respect to the Notes and any other documents contemplated to be delivered in connection herewith or therewith transmitted by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be deemed to be their original signatures for all purposes of this Officer’s Certificate and may be used in lieu of the original. Each electronic signature or faxed, scanned or photocopied manual signature shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, the Trustee shall authenticate the Notes by manual signature and the Issuer shall execute the Notes by manual signature.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned officer of the Issuer has duly executed this certificate as of the date first set forth above.

ADOBE INC.

By:	/s/ Yulia Beck
	Name:	Yulia Beck
	Title:	Vice President and Treasurer

EXHIBIT A

[FORM OF NOTES DUE 2027]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ADOBE INC.

4.850% Notes due 2027

No. 1	CUSIP No.: 00724PAE9 ISIN No.: US00724PAE97 $[•],000,000

ADOBE INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [•] MILLION DOLLARS on April 4, 2027.

Interest Payment Dates: April 4 and October 4 (each, an “Interest Payment Date”), commencing on October 4, 2024.

Interest Record Dates: March 20 and September 19 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

ADOBE INC.

By:
	Name:	Daniel Durn
	Title:	Executive Vice President and Chief Financial Officer

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: April 4, 2024

COMPUTERSHARE TRUST COMPANY, N.A. as Trustee

By:
Authorized Signatory

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(REVERSE OF NOTE)

ADOBE INC.

4.850% Notes due 2027

1. Interest.

Adobe Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from April 4, 2024. Interest on this Note will be paid to, but not including, the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing October 4, 2024. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Paying Agent.

Initially, Computershare Trust Company, N.A. (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3. Indenture; Defined Terms.

This Note is one of the 4.850% Notes due 2027 (the “Notes”) issued under an indenture, dated as of January 25, 2010 (the “Base Indenture”), by and between the Issuer and the Trustee, as successor to Wells Fargo Bank, National Association, as trustee, and established pursuant to an Officer’s Certificate dated April 4, 2024 issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar

3

governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or to maintain qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6. Redemption.

Prior to the Par Call Date (as defined below), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, discounted to the redemption date (assuming that the Notes being redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 10 basis points, less (b) interest accrued to, but not including, the date of redemption; and

(ii) 100% of the principal amount of the Notes being redeemed,

plus, in either case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the redemption date.

On or after the Par Call Date, the Issuer may redeem such Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes being redeemed to, but not including, the redemption date.

“Par Call Date” means March 4, 2027 (one month prior to the maturity date of the Notes).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

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“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields–one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life–and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

5

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee will not be responsible or liable for determining, confirming or verifying any of Issuer’s calculations, including the calculation of the Treasury Rate.

Notice of any redemption will be mailed by first class mail, postage prepaid or electronically delivered (or otherwise transmitted in accordance with DTC’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. At the Issuer’s request, the Trustee shall give the notice of redemption in the Issuer’s name and at the Issuer’s expense; provided, however, that the Issuer shall have delivered to the Trustee at least 5 days prior to the date that such notice is to be delivered (or such shorter period as is acceptable to the Trustee), the notice and an Officer’s Certificate requesting that the Trustee give such notice and setting forth the information to be stated in the notice. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date (subject to the satisfaction of any conditions precedent provided in the notice of redemption), interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected pro rata, by lot or by such other method as the Trustee deems appropriate and fair.

7. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then, unless the principal of all of the Notes shall have already become due and payable, if a Responsible Officer of the Trustee has received written notice or obtained actual notice of the Event of Default, the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the Outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received security or indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then Outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

8. Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

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10. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11. Governing Law and Waiver of Jury Trial.

The laws of the State of New York shall govern the Indenture and this Note. EACH OF THE ISSUER, THE HOLDERS AND THE TRUSTEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT B

[FORM OF NOTES DUE 2029]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ADOBE INC.

4.800% Notes due 2029

No. 1	CUSIP No.: 00724PAF6 ISIN No.: US00724PAF62 $[•],000,000

ADOBE INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [•] MILLION DOLLARS on April 4, 2029.

Interest Payment Dates: April 4 and October 4 (each, an “Interest Payment Date”), commencing on October 4, 2024.

Interest Record Dates: March 20 and September 19 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

ADOBE INC.

By:
	Name:	Daniel Durn
	Title:	Executive Vice President and Chief Financial Officer

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: April 4, 2024

COMPUTERSHARE TRUST COMPANY, N.A. as Trustee

By:
Authorized Signatory

2

(REVERSE OF NOTE)

ADOBE INC.

4.800% Notes due 2029

12. Interest.

Adobe Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from April 4, 2024. Interest on this Note will be paid to, but not including, the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing October 4, 2024. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

13. Paying Agent.

Initially, Computershare Trust Company, N.A. (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

14. Indenture; Defined Terms.

This Note is one of the 4.800% Notes due 2029 (the “Notes”) issued under an indenture, dated as of January 25, 2010 (the “Base Indenture”), by and between the Issuer and the Trustee, as successor to Wells Fargo Bank, National Association, as trustee, and established pursuant to an Officer’s Certificate dated April 4, 2024 issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

15. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar

3

governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

16. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or to maintain qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

17. Redemption.

Prior to the Par Call Date (as defined below), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, discounted to the redemption date (assuming that the Notes being redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 10 basis points, less (b) interest accrued to, but not including, the date of redemption; and

(ii) 100% of the principal amount of the Notes being redeemed,

plus, in either case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the redemption date.

On or after the Par Call Date, the Issuer may redeem such Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes being redeemed to, but not including, the redemption date.

“Par Call Date” means March 4, 2029 (one month prior to the maturity date of the Notes).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

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“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields–one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life–and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

5

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee will not be responsible or liable for determining, confirming or verifying any of Issuer’s calculations, including the calculation of the Treasury Rate.

Notice of any redemption will be mailed by first class mail, postage prepaid or electronically delivered (or otherwise transmitted in accordance with DTC’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. At the Issuer’s request, the Trustee shall give the notice of redemption in the Issuer’s name and at the Issuer’s expense; provided, however, that the Issuer shall have delivered to the Trustee at least 5 days prior to the date that such notice is to be delivered (or such shorter period as is acceptable to the Trustee), the notice and an Officer’s Certificate requesting that the Trustee give such notice and setting forth the information to be stated in the notice. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date (subject to the satisfaction of any conditions precedent provided in the notice of redemption), interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected pro rata, by lot or by such other method as the Trustee deems appropriate and fair.

18. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then, unless the principal of all of the Notes shall have already become due and payable, if a Responsible Officer of the Trustee has received written notice or obtained actual notice of the Event of Default, the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the Outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received security or indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then Outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

19. Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

20. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

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21. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

22. Governing Law and Waiver of Jury Trial.

The laws of the State of New York shall govern the Indenture and this Note. EACH OF THE ISSUER, THE HOLDERS AND THE TRUSTEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT C

[FORM OF NOTES DUE 2034]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ADOBE INC.

4.950% Notes due 2034

No. 1	CUSIP No.: 00724PAG4 ISIN No.: US00724PAG46 $[•],000,000

ADOBE INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [•] MILLION DOLLARS on April 4, 2034.

Interest Payment Dates: April 4 and October 4 (each, an “Interest Payment Date”), commencing on October 4, 2024.

Interest Record Dates: March 20 and September 19 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

ADOBE INC.

By:
	Name:	Daniel Durn
	Title:	Executive Vice President and Chief Financial Officer

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: April 4, 2024

COMPUTERSHARE TRUST COMPANY, N.A. as Trustee

By:
Authorized Signatory

2

(REVERSE OF NOTE)

ADOBE INC.

4.950% Notes due 2034

23. Interest.

Adobe Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from April 4, 2024. Interest on this Note will be paid to, but not including, the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing October 4, 2024. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

24. Paying Agent.

Initially, Computershare Trust Company, N.A. (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

25. Indenture; Defined Terms.

This Note is one of the 4.950% Notes due 2034 (the “Notes”) issued under an indenture, dated as of January 25, 2010 (the “Base Indenture”), by and between the Issuer and the Trustee, as successor to Wells Fargo Bank, National Association, as trustee, and established pursuant to an Officer’s Certificate dated April 4, 2024 issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

26. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar

3

governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

27. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or to maintain qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

28. Redemption.

Prior to the Par Call Date (as defined below), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, discounted to the redemption date (assuming that the Notes being redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 10 basis points, less (b) interest accrued to, but not including, the date of redemption; and

(ii) 100% of the principal amount of the Notes being redeemed,

plus, in either case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the redemption date.

On or after the Par Call Date, the Issuer may redeem such Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes being redeemed to, but not including, the redemption date.

“Par Call Date” means January 4, 2034 (three months prior to the maturity date of the Notes).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

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“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields–one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life–and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

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The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee will not be responsible or liable for determining, confirming or verifying any of Issuer’s calculations, including the calculation of the Treasury Rate.

Notice of any redemption will be mailed by first class mail, postage prepaid or electronically delivered (or otherwise transmitted in accordance with DTC’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. At the Issuer’s request, the Trustee shall give the notice of redemption in the Issuer’s name and at the Issuer’s expense; provided, however, that the Issuer shall have delivered to the Trustee at least 5 days prior to the date that such notice is to be delivered (or such shorter period as is acceptable to the Trustee), the notice and an Officer’s Certificate requesting that the Trustee give such notice and setting forth the information to be stated in the notice. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date (subject to the satisfaction of any conditions precedent provided in the notice of redemption), interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected pro rata, by lot or by such other method as the Trustee deems appropriate and fair.

29. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then, unless the principal of all of the Notes shall have already become due and payable, if a Responsible Officer of the Trustee has received written notice or obtained actual notice of the Event of Default, the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the Outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received security or indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then Outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

30. Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

31. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

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32. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

33. Governing Law and Waiver of Jury Trial.

The laws of the State of New York shall govern the Indenture and this Note. EACH OF THE ISSUER, THE HOLDERS AND THE TRUSTEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of t his Global Note following such decrease (or increase)	Signature of authorized officer of Trustee